Commission File No.0-23530

                    SCHEDULE  14A  INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by Registrant  [X]
Filed by a Party other than the Registrant  [  ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                        TRANS ENERGY, INC.
         (Name of Registrant as Specified in its Charter)

                        TRANS ENERGY, INC.
             (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act
     Rules 14a-6(i)(4) and 0-11.

               (1)  Title of each class of securities to which transaction
          applies:   n/a
               (2)  Aggregate number of securities to which transaction
          applies:   n/a
               (3)  Per unit price or other underlying value of transaction
          computed pursuant to Exchange Act Rule 0-11:   n/a.
     (4)  Proposed maximum aggregate value of transaction:   n/a
     (5)  Total fee paid:  -0-

[ ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date filed:



                       TRANS ENERGY, INC.

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                    TO BE HELD JUNE 30, 2000

To our Stockholders:

     NOTICE is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Trans Energy, Inc., a Nevada corporation (the "Company"), will be held on Friday, June 30, 2000, at 10:00 a.m. local time, at the Little America Hotel, 500 South Main Street, Salt Lake City, Utah, for the following purposes.

     (1) To elect 4 directors to serve for the ensuing year or until their successors are duly elected and qualified;
     (2) To ratify the proposal to amend the Articles of Incorporation to change the authorize capitalization of the Company to 100,000,000 shares of common stock and 10,000,000 shares of preferred stock.
     (3) To consider and vote upon the proposal to approve the Trans Energy, Inc. 2000 Stock Option Plan.
     (4) To ratify the appointment of HJ & Associates, LLC (formerly know as Jones, Jensen & Company), as independent auditors for the Company for the fiscal year ending December 31, 2000; and
     (5) To transact such other business as may properly come before the Meeting and any adjournments thereof.

     Only stockholders of record at the close of business on May 26, 2000 are entitled to notice of and to vote at the Meeting and any adjournments thereof.

     All stockholders are cordially invited to attend the Meeting in person. To assure your representation at the Meeting and whether or not you plan to attend in person, you are urged to mark, sign, date and return the enclosed proxy card at your earliest convenience. Any stockholder attending the Meeting may revoke their proxy and vote their shares in person.

                              By Order of the Board of Directors,




                              William F. Woodburn, Vice President

St. Marys, West Virginia
June 8, 2000



                       Trans Energy, Inc.
                       210 Second Street
                          P.O. Box 393
                 St. Marys, West Virginia 26170

                        PROXY STATEMENT

                 ANNUAL MEETING OF STOCKHOLDERS

  This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") of Trans Energy, Inc. (the "Company") to be held on Friday, June 30, 2000 at 10:00 a.m. local time at the Little America Hotel, 500 South Main Street, Salt Lake City, Utah, and at any and all adjournments thereof. The accompanying proxy is solicited by the Board of Directors of the Company and is revocable by the stockholder anytime before it is voted. For more information concerning the procedure for revoking the proxy see "General". This Proxy Statement is first being mailed to stockholders on or about June 8, 2000, accompanied by the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1999.

  Only stockholders of record at the close of business on May
26, 2000 are entitled to notice of and to vote at the Meeting. At the record date, there were 27,326,755 shares of the Company's Common Stock (the "Common Stock") outstanding and each share is entitled to one vote at the Meeting.

  Any properly executed proxy returned to the Company will be voted in accordance with the instructions indicated on thereon. If no instructions are marked with respect to the matters to be acted upon, each such proxy will be voted in accordance with the recommendations of the Board of Directors set forth in this Proxy Statement.

                 ITEM 1.  ELECTION OF DIRECTORS

  Pursuant to the provisions of the Company's Articles of Incorporation and By-Laws, directors are to be elected annually.
Presently, the number of directors in office is four.

  At the Meeting, four directors will be nominated to be elected to the Board of Directors, each director to hold office for one year or until their successors are elected and qualified. Unless otherwise instructed, it is intended that the shares represented by the enclosed proxy will be voted FOR the election of the four nominees named below, all of which are currently directors of the Company. In the event any of the nominees named herein are unable or decline to serve as a director at the time of the Meeting, it is intended that the proxies will be voted for the election of a substitute nominee as the proxy holder may determine. The Board of Directors has no reason to believe that any nominee listed below will be unable or will decline to serve as a director. A majority of the votes cast is required to approve the election of each director.

  The following persons, all of which are incumbent directors are being nominated for election to the Company's Board of
Directors:

         Nominee for Election to the Office of Director at the 2000 Annual Meeting

                                         Director
Nominee                      Age          Since     Position
Loren E. Bagley               57           1991     President and Director
William F. Woodburn           58           1991     Vice President and Director
John B. Sims                  74           1988     Director
Gary F. Lawyer                52           1997     Director

         BUSINESS EXPERIENCE OF DIRECTORS AND NOMINEES

     Loren E. Bagley has been Executive Vice President of the Company since August, 1991, and became President and C.E.O. in September, 1993. From 1979 to the present, Mr. Bagley has been self-employed in the oil and gas industry as president, C.E.O. or vice president of various corporations which he has either started or purchased, including Ritchie County Gathering Systems, Inc. Mr. Bagley's experience in the oil and gas industry includes acting as a lease agent, funding and drilling of oil and gas wells, supervising production of over 175 existing wells, contract negotiations for purchasing and marketing of natural gas contracts, and owning a well logging company specializing in analysis of wells. Prior to becoming involved in the oil and gas industry, Mr. Bagley was employed by the United States government with the Agriculture Department. Mr. Bagley attended Ohio University and Salem College and earned a B.S. Degree.

     William F. Woodburn has served as Vice President in charge of Operations and a director of the Company since August, 1991 and has been actively engaged in the oil and gas business in various capacities for the past twenty years. For several years prior to 1991, Mr. Woodburn supervised the production of oil and natural gas and managed the pipeline operations of Tyler Construction Company, Inc. and Tyler Pipeline, Inc. Mr. Woodburn is a stockholder and serves as President of Tyler Construction Company, Inc., and is also a stockholder of Tyler Pipeline, Inc. which owns and operates oil and gas wells in addition to natural gas pipelines, and Ohio Valley Welding, Inc. which owns a fleet of heavy equipment that services the oil and gas industry. Prior to his involvement in the oil and gas industry, Mr. Woodburn was employed by the United States Army Corps of Engineers for twenty four years and was Resident Engineer on several construction projects. Mr. Woodburn graduated from West Virginia University with a B.S. in civil engineering.

     John B. Sims served as President, C.E.O. and a director of the Company from 1988 to September, 1993 and currently is a director. Prior to joining the Company and from 1984 to 1988, Mr. Sims was the General Partner of Ben's Run Oil Company which was acquired by the Company in January, 1988. Mr. Sims has also been the general partner for fourteen limited partnerships from 1977 to 1984 drilling a total of twenty eight wells. Prior to his involvement in the oil and gas business, Mr. Sims was a real estate developer for twenty years as well as an exclusive real estate broker for Ednam Forrest in Charlottesville, Virginia. During 1994, Mr. Sims voluntarily initiated a personal bankruptcy proceeding pursuant to Chapter 7 of the United States Bankruptcy Code. Pursuant to the terms of such proceeding, Mr. Sims was discharged of certain of his debts which were incurred as a consequence of his personal guarantees of certain business related debts, not related to the Company, upon which the primary obligor defaulted.

     Gary F. Lawyer became a director of the Company in December 1997. Gary F. Lawyer has been President and a major shareholder of GeoSense, Inc. which is an international oil and gas exploration/exploitation and production consulting company based in Englewood, Colorado since 1991. Prior to founding GeoSense, Inc., Mr. Lawyer has been employed in several executive and managerial positions with various energy companies for the past 25 years. Mr. Lawyer received his Master of Science degree in Geology from Brigham Young University.

     The Board of Directors recommends that the stockholders vote
"FOR" the election of each nominee for director named above. If no specification in made in the proxy, the shares will be voted "FOR" the above nominees.

  INFORMATION REGARDING THE BOARD OF DIRECTORS AND COMMITTEES

     All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. There are no agreements with respect to the election of directors. The Company has not compensated its directors for service on the Board of Directors or any committee thereof, but directors are reimbursed for expenses incurred for attendance at meetings of the Board of Directors and any committee of the Board of Directors. Executive officers are appointed annually by the Board of Directors and each executive officer serves at the discretion of the Board of Directors. The Executive Committee of the Board of Directors, to the extent permitted under Nevada law, exercises all of the power and authority of the Board of Directors in the management of the business and affairs of the Company between meetings of the Board of Directors.

     During the Company's last fiscal year ending December 31, 1999, there were 6 meetings of the Board of Directors. Attendance at the meetings averaged 100% in person, by phone or by proxy in 1999, and no member of the Board of Directors attended less than 75% or more of the aggregate number of meetings of the Board of Directors in person or by proxy and any Committee of which he is a member.

     The Board of Directors, acting as a committee of the whole, has the responsibility for considering nominations for prospective Board members. The Board of Directors will consider nominees recommended by stockholders who submit a notice of nomination to the Company at least 60 days but not more than 90 days prior to the first anniversary of the preceding year's Annual Meeting. Such notice shall contain appropriate data with respect to the suggested candidate in order to make an informed decision as to the qualifications of the person.

                      Executive compensation

     The following table sets forth all cash compensation paid by the Company for services rendered to the Company for the years ended December 31, 1999, 1998 and 1997, to the Company's Chief Executive Officer. No executive officer of the Company has earned a salary greater than $100,000 annually for any of the periods depicted.

                    Summary Compensation Table
                                                 Other      All
                                                 Annual    Other
Name and                                         Compen-  Compen-
Principal Position      Year     Salary   Bonus   sation   sation
Loren E. Bagley,        1999    $  -0-    $ -0-   $ -0-    $ -0-
President, C.E.O.       1998    $  -0-    $ -0-   $ -0-    $ -0-
                        1997    $ 18,000  $ -0-   $ -0-    $ -0-

Employment Agreements

     The Company does not have any employment agreements with any of its directors, executive officers of employees.

Related Transactions

     During the last two fiscal years, there have been no transactions between the Company and any officer, director, nominee for election as director, or any stockholder owning greater than five percent (5%) of the Company's outstanding shares, nor any member of the above referenced individuals' immediate family, except as set forth below.

     (a) Loren E. Bagley is President of Sancho, a principal purchaser of The Company's natural gas. Mr. Bagley's wife, Carolyn
S. Bagley is a director and owner of 33% of the outstanding capital stock of Sancho. Under its contract with Sancho, the Company has the right to sell natural gas subject to the terms and conditions of a 20-year contract, as amended, that Sancho entered into with Hope in 1988. This agreement is a flexible volume supply agreement whereby the Company receives the full price which Sancho receives less a $.05 per Mcf marketing fee paid to Sancho. The price of the natural gas is based upon the greater of the residential gas commodity index or the published Inside F.E.R.C. Index, at The Company's option, for the first 1,500 Mcf purchased per day by Hope and thereafter the price is the Inside F.E.R.C. Index. The residential gas commodity index does not directly fluctuate with the overall price of natural gas. The Inside F.E.R.C. Index fluctuates monthly with the change in the price of natural gas. While such option provides certain price protection for the Company there can be no assurance that prices paid by the Company to suppliers will be lower than the price which the Company would receive under the Hope arrangement. During 1998, the Company paid Sancho an aggregate of approximately $3,700 pursuant to such 20-year contract.

     (b) On May 7, 1996, the Company borrowed $100,000 from William Stevenson. Such amount is repayable in one installment of principal and interest of $110,000 on November 7, 1996. Messrs. Bagley, William F. Woodburn and John B. Sims are jointly and severally liable with the Company for the repayment of such obligation. Such obligation is secured by the pledge of 50,000 shares of Common Stock owned by Mr. Woodburn's wife, Janet L. Woodburn. The loan remains outstanding.

     (c) A company owned by an officer of the Company's former subsidiary, Vulcan Energy Corporation ("Vulcan"), owns the remaining 20% of Vulcan's Common Stock. The management company is entitled to a management fee of $252,000 per year and 20% of net profits before taxes less 20% of the principal paid to the seller of Vulcan. This 20% net profits interest has had no effect on The Company's consolidated financial statements because the subsidiary generated net losses through December 31, 1996. Because the operations of Vulcan have been discontinued, management believes that the Company has no obligation related to this management agreement in future periods.



     (d) The Company occupies approximately 4,000 square feet of office space in St. Marys, West Virginia, which it shares with its subsidiaries Tyler Construction Company, Inc. and Ritchie County Gathering Systems, Inc. Prior to 1997, the office space was paid for by Sancho and the Company used the office space rent free. The Company believes that the foregoing transactions with Sancho were made on terms no less favorable to the Company than those available from unaffiliated third parties.

     It is the Company's policy that any future material transactions between it and members of its management or their affiliates shall be on terms no less favorable than those available from unaffiliated third parties.

Section 16(a) Beneficial Ownership Reporting Compliance

     Each of the Company's officers and directors is required to file a Form 5, Annual Statement of Changes in Beneficial Ownership, on or before the 45th day after the end of the fiscal year. These reports have not filed on a timely basis and will be submitted to the Securities and Exchange Commission.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information, to the best knowledge of the Company, as of May 26, 2000, with respect to each person known by the Company to own beneficially more than 5% of the outstanding Common Stock, each director and all directors, officers and principal stockholders as a group.

Name and Address                  Amount and Nature of           Percent
of Beneficial Owner               Beneficial Ownership          of Class(1)
Loren E. Bagley *                      1,317,364(2)                  4.8%
210 Second Street
St. Marys, WV 26170

William F. Woodburn *                  1,324,527(3)                  4.8%
210 Second Street
St. Marys, WV 26170

John B. Sims *                            88,807(4)                  0.3%
210 Second Street
St. Marys, WV 26170

Gary F. Lawyer *                          75,000(5)                  0.3%
21430 Timtam Circle
Parker, CO 80134

Balmour Funds                          2,330,448(6)                  7.9%


Chesterfield Capital                   3,246,754(6)                 10.6%
Resources

Douglas Nagel                          2,597,403(6)                  8.7%
4590 N.E. San Pebble Trace
Stuart, FL 34996

Austost Anstalt Schaan                 2,330,448(6)                  7.9%

Barry Seidman                          3,246,754(6)                 10.6%
P.O. Box 9813
Ranch Santa Fe, CA 92067

All directors and executive            2,805,698(7)                 10.0%
officers as a group
(4 persons in group)

*  Director and/or executive officer
 Note: Unless otherwise indicated in the footnotes below, the Company has been advised that each person above has sole voting power over the shares indicated above.

(1) Based upon 27,326,755 shares of Common Stock outstanding on May 26, 2000, but does not take into consideration stock options owned by certain officers and directors entitling the holders to purchase an aggregate of 675,000 shares of Common Stock and which are currently exercisable. Also, certain other persons listed above can receive shares upon conversion of debentures. These shares will also increase the total deemed issued and outstanding. See Note (6) below.
    Percentage ownership is calculated separately for each person on the basis of the actual number of outstanding shares as of May 26, 2000 and assumes the exercise of stock options or conversion of convertible debentures held by such person (but not by anyone else) exercisable within sixty days.
(2) Includes 312,500 shares that may be acquired by Mr. Bagley pursuant to stock options exercisable at $,50 per share and 31,250 shares of Common Stock held in the name of Carolyn S. Bagley, wife of Loren E. Bagley, over which Ms. Bagley retains voting power.
(3) Includes 312,500 shares that may be acquired by Mr. Woodburn pursuant to stock options exercisable at $.50 per share and 50,000 shares of Common Stock in the name of Janet L. Woodburn, wife of William F. Woodburn, over which shares Ms. Woodburn retains voting power. Does not include 25,000 shares of Common Stock owned by Mark D. Woodburn, son of William F. Woodburn, over which shares William F. Woodburn disclaims any voting control.
(4) Includes 25,000 shares that may be acquired by Mr. Sims pursuant to stock options exercisable at $.50 per share and 13,807 shares of Common Stock held jointly with Virginia Sims, wife of John B. Sims.
(5) Includes 25,000 shares that may be acquired by Mr. Lawyer pursuant to stock options exercisable at $.50 per share.
(6) Share amounts indicated are the number of shares that each respective stockholder can receive upon conversion of Debentures and do not indicate shares presently owned. Percentage ownership is calculated separately for each person on the basis of the actual number of outstanding shares as of December 6, 1999 and assumes the conversion of Debentures held by such person (but not by anyone else) exercisable within sixty days, but does not take into account shares issued for interest or penalty. Only Debenture holders that would own 5% or more of the total outstanding shares upon the conversion of all Debentures are depicted in the table.
(7) Includes 675,000 shares that may be acquired by certain directors pursuant to stock options exercisable at $.50 per share.

                ITEM 2.  CHANGE OF CAPITALIZATION

     The Board of Directors has unanimously approved the proposal to amend the Company's Articles of Incorporation in order to change the authorized capitalization by (i) increasing the number of authorized common shares from 30,000,000 shares to 100,000,000 shares, par value One-Tenth of a Cent ($.001) per share, and
(ii) authorizing 10,000,000 shares of preferred stock. Shares of the Company's proposed preferred stock will be issuable in various series with terms, rights, voting privileges and preferences to be determined at the discretion of the Board at the time of issuance. All fully paid stock of the Company shall not be liable to call or assessment.

     By adopting the proposed amendment increasing the Company's authorized capitalization, the Company will have sufficient shares of Common Stock to accommodate the conversion of certain outstanding convertible debentures. The Company also will have additional shares of authorized common and preferred stock which will give the Board of Directors greater flexibility in fulfilling the Company's future needs. The additional shares will also be available for issuance from time to time by the Company in the discretion of the Board, normally without further stockholder action (except as may be required for a particular transaction by applicable law of requirements of regulatory agencies), for any proper corporate purpose including, among other things, future acquisitions of property or securities of other corporations, stock dividends, stock splits, stock options, issuance of convertible debt and equity financings. The Company presently has no definitive plans to issue additional shares pursuant to the aforementioned purposes, except for the conversion of outstanding debentures.

     In 1998, the Company issued $4,625,400 face value of 8% Secured Convertible Debentures due March 31, 1999. Interest is to accrue upon the date of issuance until payment in full of the principal sum has been made or duly provided for. Holders of the debentures have the option to convert the principal amount of their debenture, or any portion of the principal amount which is at least $10,000, into shares of the Company's common stock at a conversion price for each share equal to the lower of (a) seventy percent (70%) of the market price of the Company's common stock averaged over the five trading days prior to the date of conversion, or
(b) the market price on the issuance date of the debentures. Any accrued and unpaid interest shall be payable, at the option of the Company, in cash or in shares of the Company's common stock valued at the then effective conversion price.

     The Company has not repaid the debentures and the remaining holders may convert at 70% of current market prices. Accordingly, upon conversion of the debentures, the Company is obligated to issue shares of common stock.

     The amendment will not be effective until approved by the stockholders of the Company. The affirmative vote of the shares represented at the meeting and entitled to vote is required for approval of the amendment.

     The Board recommends that stockholders vote "FOR" the proposal to change the authorized capitalization of the Company.
If no specification is made in the proxy, the shares will be voted for the "FOR" approval.

ITEM 3.  RATIFICATION OF TRANS ENERGY, INC. 2000 STOCK OPTION PLAN

     On February 11, 2000, the Board of Directors adopted the Trans Energy, Inc. 2000 Stock Option Plan (the "Plan") to provide for the grant of non-qualified stock options and incentive stock options to key employees of the Company including officers, directors and consultants. A copy of the Plan is annexed hereto as Attachment 1. Under the Plan, the maximum number of shares of Common Stock represented by grants of options is 2,000,000 shares. The number of shares is subject to adjustment on account of stock splits, stock dividends and other dilutive changes in the Common Stock. Upon exercise of the options, the option holders must pay to the Company the full exercise price as established by the Plan in order to acquire their shares.

Participation

     The intent of the Plan is to provide the Company with a means of attracting and retaining the services of highly motivated and qualified key personnel. Accordingly, the Plan is limited to the Company's employees, executive officers, directors, consultants, and to employees of companies that do business with the Company. The approximate number of employees, officers and directors currently potentially eligible to participate in the Plan is approximately ten.

Principal Features of the Plan

     The Plan permits the Company to grant stock options. Its purpose is to promote the Company's interests and the interests of the stockholders by motivating key employees to work towards achieving the Company's long-range goals and by attracting and retaining exceptional employees, directors and consultants. By motivating these persons to share in the Company's long-term growth, their interests are more closely aligned with those of the stockholders.

     Administration

     The Plan shall be administered by a committee (the "Committee"), the members of which shall be appointed from time to time by the Board of Directors of the Company. The Company intends that the Plan conforms in all respects with the requirements of Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. The Committee must be structured at all times so that it satisfies the "disinterested administration" requirement of Rule 16b-3. To the extent that any aspect of the Plan or its administration shall at any time be viewed as inconsistent with the requirements of Rule 16b-3 or, such aspect shall be deemed to be modified, deleted or otherwise changed as necessary to ensure continued compliance with such provision.

     Duties of Committee

     In accordance with the provisions of the Plan, the Committee, by resolution, shall (i) select those eligible persons to whom Options shall be granted ("Optionees"); (ii) determine the time or times at which each Option shall be granted, whether an Option is an ISO or an NQO and the number of shares to be subject to each Option; and (iii) fix the time and manner in which the Option may be exercised, the Option exercise price, and the Option period.

     The Committee shall determine the form of option agreement to evidence the terms and conditions of each Option. The Committee, from time to time, may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee shall keep minutes of its meetings and records of its actions. A majority of the members of the Committee shall constitute a quorum for the transaction of any business by the Committee. The Committee may act at any time by an affirmative vote of a majority of those members voting. Such vote may be taken at a meeting (which may be conducted in person or by any telecommunication medium) or by written consent of Committee members without a meeting.

     The Committee shall resolve all questions arising under the Plan and option agreements entered into pursuant to the Plan. Each determination, interpretation, or other action made or taken by the Committee shall be final and conclusive and binding.

     Stock Options

     A stock option award grants to the optionee the right to buy a specified number of shares of the Company's Common Stock at a fixed price, subject to such terms and conditions as the committee may determine.

     Exercise Price

     The exercise price of all options is determined by the Committee at the time of grant, but the exercise price of any stock option may not be less than 100% of the fair market value of the underlying stock on the date of the grant. The market price of the Company's Common Stock on June 2, 2000 was $0.115 per share.

     Payment

     Each option may be exercised in whole, at any time, or in part, from time to time, within the period for exercise set forth in the related option agreement. Optionees are not required to pay cash in return for the grant of an option (except as may be required by law). However, consideration equal to the exercise price must be paid to exercise an option. At the discretion of the Committee, options may be exercised by payment of the exercise price either in cash or by tendering of shares of the Company's Common Stock having a fair market value equal to the exercise price, or a combination thereof.

     Transferability

     An option shall be exercisable only by the optionee, or in the event of death, by the optionee's guardian(s), conservator(s), or other legal representative(s), during the optionee's lifetime. No option may be transferred by the optionee, either voluntarily or involuntarily, except by will of the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Plan.

     Limitations

     Under the Plan, the maximum number of shares that may be granted is 2,000,000 shares. No option shall be exercisable before six months after the date of grant of such option.

     Vesting and Expiration

     The Committee has the authority to determine the vesting and expiration of the stock option grants. However, in the event of a participant's death, all unexercised options may be exercised by the optionee's legal guardian(s),conservator(s), or other legal representative(s) within twelve months after the optionee's death or before the expiration of the option, whichever shall first occur. In the event of a termination or employment, except for events set forth in the Plan, all exercisable options shall terminate.

     Change of Control

     In the event of a reorganization or change in control of the Company such as a merger, consolidation, share exchange or other business combination, the Committee has the authority to accelerate the exercisability of any unexercised options, subject to any terms and conditions provided by the reorganization.

     Amendment

     The Board of Directors may amend, alter or terminate the Plan at any time. The Company must obtain stockholder approval for any change that would (i) require such approval under any regulatory or tax requirement, (ii) materially impair any option previously granted, (iii) materially increase the number of shares subject to the plan, (iv) materially increase the benefits accruing to optionees under the plan, or (v) materially modify the requirements as to eligibility to participate in the Plan or the method for determining the option exercise price.

Tax Consequences

     The Federal income tax consequences of an employee's participation in the Plan are complex and subject to change. The following is only a summary of the general rules applicable to the Plan. The summary is based on current provisions of the Internal Revenue Code and does not cover any state or local tax consequences of participation in the Plan. Participants should consult their own tax advisors as a taxpayer's particular situation may be such that some variation of the rules described below will apply.

     When an optionee exercises a non-qualified option, the excess of the fair market value of the shares on the date of exercise over the option price will be treated as ordinary income to the optionee and will be allowed as a deduction for Federal income tax purposes to the Company.

     When an optionee exercises an incentive stock option while employed by the Company or within three months (one year for disability) after termination of employment, no ordinary income will be recognized by the optionee at that time. The excess, if any, of the fair market value of the shares acquired over the option price will be an adjustment to taxable income for purposes of the Federally alternative minimum tax. If the shares acquired upon exercise are not disposed of prior to the expiation of one year after the date of transfer and two years after the date of grant of the option, the excess, if any, of the sales proceeds over the aggregate option price of such shares will be long-term capital gain, but the Company will not be entitled to any tax deduction with respect to such gain. If the shares are disposed of prior to the expiration of such periods, the excess of the fair market value of such shares at the time of exercise over the aggregate option price (but not more than the gain on the disposition if the disposition is a transaction on which a loss, if such had been realized, would have been recognized) will be ordinary income at the time of such disposition and the Company will be entitled to a Federal tax deduction in a like amount. If an incentive stock option is exercised by the optionee more than three months (one year for disability) after termination of employment, the tax consequences are the same as described for the non-qualified stock options.

     Special rule may apply if an optionee pays the exercise price for an option in share previously owned by the optionee rather than in cash. The Company's deductions described above may also be subject to the limitations of Section 162(m) of the Internal
Revenue Code.

Benefits to Directors and Executive Officers

     Awards under the Plan are made at the Committee's discretion. Accordingly, future awards under the Plan particularly to directors and executive officers, are not determinable at this time.

     The affirmative vote of a majority of the votes cast is required to approve the adoption of the Equity Incentive Plan.

     The Board of Directors recommends that the stockholders vote
"FOR" ratification of the adoption of the Trans Energy, Inc. 2000
Stock Option Plan. If no specification is made in the proxy, the shares will be voted for the "FOR" approval.

   ITEM 4.  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Subject to ratification by the stockholders at the Meeting, the Board of Directors has appointed HJ & Associates, LLC, formerly known as Jones, Jensen & Company, ("HJA") as independent auditors for the fiscal year ending December 31, 2000 and until their successors are selected. HJA has served as auditors of the consolidated financial statements of the Company since the fiscal year ended December 31, 1988. A representative of HJA will not be present at the Meeting.

     The affirmative vote of a majority of the votes cast is required to approve the appointment of HJ & Associates, LLC as independent public accountants.

     The Board of Directors recommends that the stockholders vote "FOR" ratification of the selection of HJ & Associates, independent public accountants, to audit the consolidated financial statements of the Company for the fiscal year ended December 31, 2000. If no specification is made in the proxy, the shares will be voted for the "FOR" approval.

                         OTHER MATTERS

     The Board of Directors is not aware of any other matters to be presented for action at the Meeting. However, if any other matter is properly presented, it is the intention of the person named in the enclosed form of proxy to vote in accordance with their judgment on such matter.

                 ANNUAL REPORTS TO STOCKHOLDERS

     The Company's Annual Report to Stockholders, including financial statements for the fiscal year ended December 31, 1999, is being delivered to stockholders together with this proxy statement.

                     STOCKHOLDERS PROPOSAL

     It is anticipated that the Company's fiscal 2000 Annual
Meeting of Stockholders will be held on or about June 18, 2001.
Stockholders who intend to present proposals at such Annual Meeting must submit their proposals to the Secretary of the Company on or before February 18, 2001.

                            GENERAL

     The costs of soliciting proxies for the slate recommended by the Board of Directors will be paid by the Company. In addition to the use of the mails, proxies may be personally solicited by directors, officers or regular employees of the Company (who will not be compensated separately for their services) by mail, telephone, telegraph, cable or personal discussion. The Company will also request banks, brokers, and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of stock held of record by such persons and request authority for the execution of proxies. The Company will reimburse such entities for reasonable out-of-pocket expenses incurred in handling proxy materials for the beneficial owners of the Company's Common Stock.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation bearing a later date than the proxy, by duly executing a subsequent proxy relating to the same shares, or by attending the Meeting and voting in person. Attendance at the Meeting will not in itself constitute revocation of a proxy unless the stockholder votes their shares of Common Stock in person at the Meeting. Any notice revoking a proxy should be sent to the Vice President of the Company, William F. Woodburn, at Trans Energy, Inc., 210 Second Street, P.O. Box 393, St. Marys, West Virginia 26170.

     All shares represented at the Meeting by a proxy will be voted in accordance with the instructions specified in that proxy. Proxies received and marked "Abstain" as to any particular proposal, will be counted in determining a quorum, however, such proxies will not be counted for the vote on that particular proposal. A majority of the shares represented at the meeting is required to ratify any proposal presented. If no instructions are marked with respect to the matters to be acted upon, each proxy will be voted FOR the matter to be voted upon.

     Please complete, date, sign and return the accompanying proxy promptly.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  WE URGE
YOU TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY, NO
MATTER HOW LARGE OR SMALL YOUR HOLDING MAY BE.

                     FINANCIAL INFORMATION

     A copy of the Company's Annual Report on Form 10-KSB, including any financial statements and schedules and exhibits thereto, is attached as part of this Proxy Statement.

                              By Order of the Board of Directors


                                      William F. Woodburn
                                      Vice President

St. Marys, West Virginia
June 8, 2000




                       TRANS ENERGY, INC.
210 Second Street, P.O. Box 393, St. Marys, West Virginia 26170

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                             PROXY

     The undersigned hereby constitutes and appoints William F. Woodburn, Vice President of Trans Energy, Inc., with power of substitution, the proxies of the undersigned to attend the annual meeting of the stockholders of Trans Energy, Inc. on June 30, 2000, and any adjournment thereof, and to vote the stock of the corporation standing in the name of the undersigned.

1.   To elect 4 directors:

     FOR (    )                         WITHHOLD AUTHORITY (     )
     all nominees listed below          to vote for all nominees
    (except as marked to the            listed below
     contrary below)

     Instructions:  To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

                    Loren E. Bagley
                    William F. Woodburn
                    John B. Sims
                    Gary F. Lawyer

2. Proposal to amend the Articles of Incorporation to change the authorize capitalization of the Company to 100,000,000 shares of Common Stock and 10,000,000 shares of preferred stock.
     [    ] FOR          [    ] AGAINST      [    ] ABSTAIN

3. Proposal to approve the adoption of the Trans Energy, Inc. 2000 Stock Option Plan.
     [    ] FOR          [    ] AGAINST      [    ] ABSTAIN

4.   Proposal  to Ratify the appointment of HJ & Associates, LLC
     (formerly known as Jones, Jensen & Company) as the independent auditors for Trans Energy, Inc. for the fiscal year ending December 31, 2000.
     [    ] FOR          [    ] AGAINST      [    ] ABSTAIN

5. On any and all other matters that may properly come before the meeting.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

______________________________          ______________________________
     Print Name                         Signature of Stockholder

______________________________          ______________________________
     Number of Shares                   Signature if Held Jointly

                                        ______________________________
                                        Date

     Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee or guardian, please give full titles as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.




                                                     ATTACHMENT 1
                        TRANS ENERGY, INC.

                      2000 STOCK OPTION PLAN

     1.   Purpose of the Plan.

          The purpose of this 2000 Stock Option Plan ("Plan") of Trans Energy, Inc., a Nevada corporation (the "Company"), is to provide the Company with a means of attracting and retaining the services of highly motivated and qualified key employees (including officers), directors and consultants. The Plan is intended to advance the interest of the Company by affording to key employees (including officers) directors and consultants, upon whose skill, judgment, initiative and efforts the Company is largely dependent for the successful conduct of its business, an opportunity for investment in the Company and the incentives inherent in stock ownership in the Company. In addition, the Plan contemplates the opportunity for investment in the Company by employees of companies that do business with the Company. For purposes of this Plan, the term, Company shall include subsidiaries, if any, of the Company.

               2.   Legal Compliance.

          It is the intent of the Plan that all options granted under it ("Options") shall be either "Incentive Stock Options" ("ISOs"), as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), or non-qualified stock options ("NQOs"); provided, however, ISOs shall be granted only to employees of the Company. An Option shall be identified as an ISO or an NQO in writing in the document or documents evidencing the grant of the Option. All Options that are not so identified as ISOs are intended to be NQOs. In addition the Plan provides for the grant of NQOs to employees of companies that do business with the Company. It is the further intent of the Plan that it conform in all respects with the requirements of Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). To the extent that any aspect of the Plan or its administration shall at any time be viewed as inconsistent with the requirements of Rule 16b-3 or, in connection with ISOs, the Code, such aspect shall be deemed to be modified, deleted or otherwise changed as necessary to ensure continued compliance with such provision.

     3.   Non-Exclusivity Of the Plan.
          Nothing contained in the Plan is intended to amend, modify, or rescind any previously approved compensation plans, programs or options entered into by the Company. This Plan shall be construed to be in addition to and independent of any and all such other arrangements. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt, with or without stockholder approval, such additional or other compensation arrangements as the Board may from time to time deem desirable.

     4.   Administration of the Plan.

          4.1  Plan Committee.

               The Plan shall be administered by a committee
("Committee"). The members of the Committee shall be appointed from time to time by the Board of Directors of the Company
("Board").

          4.2  Grants of Options by the Committee.

               In accordance with the provisions of the Plan, the Committee, by resolution, shall select those eligible persons to whom Options shall be granted ("Optionees"); shall determine the time or times at which each Option shall be granted, whether an Option is an ISO or an NQO and the number of shares to be subject to each Option; and shall fix the time and manner in which the Option may be exercised, the Option exercise price, and the Option period.

               The Committee shall determine the form of option agreement to evidence the foregoing terms and conditions of each Option, which need not be identical, in the form provided for in
Section 8. Such option agreements may include such other provisions as the Committee may deem necessary or desirable consistent with the Plan, the Code and Rule 16b-3.

          4.3  Committee Procedures.

               The Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee shall keep minutes of its meetings and records of its actions. A majority of the members of the Committee shall constitute a quorum for the transaction of any business by the Committee. The Committee may act at any time by an affirmative vote of a majority of those members voting. Such vote may be taken at a meeting (which may be conducted in person or by any telecommunication medium) or by written consent of Committee members without a meeting.

          4.4  Finality of Committee Action.

               The Committee shall resolve all questions arising under the plan and option agreements entered into pursuant to the Plan. Each determination, interpretation, or other action made or taken by the Committee shall be final and conclusive and binding on all persons, including, without limitation, the Company, its stockholders, the Committee and each of the members of the Committee, and the directors, officers, employees and consultants of the Company, including Optionees and their respective successors in interest.

          4.5  Non-Liability of Committee Members.

               No Committee member shall be liable for any action or determination made by him in good faith with respect to the Plan or any Option granted under it.

          4.6  Director NQOs.

               (a)  Each director of the Company shall be
automatically granted an NQO to purchase five-thousand (50,000) shares of the Company's Common Stock (as defined in Section 6), and thereafter on each anniversary of their first election or appointment as director, each director of the Company shall be automatically granted an NQO to purchase five-thousand (50,000) shares of the Company's Common Stock (as defined in Section 6).

               (b)  Except as expressly authorized by this
Section 4.6, directors of the Company who are members of the Committee are not otherwise eligible to participate in the Plan.

               (c) Upon the grant of an NQO to a director, the director shall receive a written option agreement substantially in the form provided for in Section 8. Such director shall not be an "Optionee" as defined in Section 4.2 of the Plan.

               (d) The exercise price for each NQO granted under this Section shall be one hundred percent (100%) of the Fair Market Value (as defined in Section 9) of the Company's Common Stock (as defined in Section 6) on the date of grant as determined by the Committee pursuant to Section 9 of the Plan. Each NQO granted under this Section shall be for a tern of five years and shall be subject to earlier termination as hereinafter provided.

               (e) An NQO granted under this Section may be exercised in whole or consecutive installments, cumulative or otherwise, during its term; provided, however, no NQO granted under this Section shall be exercisable before six (6) months after the date of grant of such NQO. In addition, NQOs granted under this Section are subject to the rights and obligations of Optionees, as provided in Section 12 of the Plan; provided, however, that the "stock swap feature" provided for in Section 12 of the Plan shall be available with respect to all NQOs granted under this Section.

               (f) NQOs granted under this Section shall be subject to the exercise and non-transferability terms of Section 15 of the Plan. In the event of the termination of service on the Board by the holder of any NQO granted under this Section, then the outstanding NQOs of such holder shall expire one year after such termination, or their stated expiration date, whichever occurs first.

               (g) Notwithstanding Sections 4.1 and 7 of the Plan, the grant of an NQO under this Section shall not disqualify such director as a disinterested person for purposes of serving on the Committee. The Committee shall have no power under Sections 4.2 and 8 of to Plan to determine the grant or terms of NQOs under this Section, but shall retain its general authority under Section 4.4 of the Plan to interpret and administer the Plan; provided, however, that to the extent practicable, an individual member of the Committee should disqualify himself or herself from participation on any question which is unique to his or her NQOs.

     5.   Board Power to Amend, Suspend, or Terminate the Plan.

          The Board may from time to time make such changes in or additions to the Plan as it may deem proper and in the best interest of the Company and its stockholders. The Board may also suspend or terminate the Plan at any time without notice, and in its sole discretion.

          Notwithstanding the foregoing no such change addition suspension or termination by the Board shall (i) materially impair any option previously granted under the Plan without the express written consent of the optionee; or (ii) materially increase the number of shares subject to the Plan materially increase the benefits accruing to optionees under the Plan, materially modify the requirements as to eligibility to participate in the Plan or alter the method of determining the option exercise price described in Section 9 without stockholder approval.

     6.   Shares Subject to the Plan.

          For the purposes of the Plan, the Committee is authorized to grant Options fur up to 2,000,000 shares of the Company's common stock ("Common Stock"), or the number and kind of shares of stock or other securities which in accordance with Section 14, shall be substituted for such shares of Common Stock or to which such shares shall be adjusted. The Committee is authorized to grant options under the Plan with respect to such shares. Any or all unsold shares subject to an Option which for any reason expires or otherwise terminates (excluding shares returned to the Company in payment of the exercise price for additional shares) may again be made subject to grant under the Plan.

     7.   Optionees.

          Options shall be granted only to full-time elected or appointed officers or other full-time key employee of the Company, to employees of companies that do business with the Company or to consultants to the Company designated by the Committee from time to time as Optionees including, without limitation members of the Board who are also full-time officers or key employees at the time of grant. Any Optionee may hold more than one option to purchase Common Stock whether such option is an Option held pursuant to the Plan or otherwise. An Optionee who is an employee at the Company ("Employee Optionee") and who holds an Option must remain a continuous full or part-time employee of the Company from the time of grant of the Option to him until the time of its exercise, except as provided in Section 11.3.

     8.   Grants of Options.

          The Committee shall have the sole discretion to grant Options under the Plan and to determine whether any Option shall be an ISO or an NQO. The terms and conditions of the Options granted under the Plan may differ from one another as the Committee, in its absolute discretion, shall determine as long as all Options granted under the Plan satisfy the requirements of the Plan. Upon determination by the Committee that an Option is to be granted to an Optionee, a written option agreement evidencing such Option shall be given to the Optionee, specifying the number of shares subject to the Option, the Option exercise price, whether the Option is an ISO or an NQO, and the other individual terms and conditions of such Option. Such option agreement may incorporate generally applicable provisions from the Plan, a copy of which shall be provided to all Optionees at the time of their initial grants under the Plan. The Option shall be deemed granted as of the date specified in the grant resolution of the Committee, and the option agreement shall be dated as of the date of such resolution.

     9.   Option Exercise Price.

          The price per share to be paid by the Optionee at the time an ISO is exercised shall not be less than one hundred percent (100%) of the Fair Market Value (as hereinafter defined) of one share of the optioned Common Stock on the date on which the Option is granted. No ISO may be granted under the Plan to any person who, at the time of such grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting, power of all classes of stock of the Company or any parent thereof, unless the exercise price of such ISO is at least equal to one hundred and ten percent (l10%) of Fair Market Value on the date of grant. The price per share to be paid by the Optionee at the time an NQO is exercised shall not be less than eighty-five (85%) of the Fair Market Value on the date on which the NQO is granted, as determined by the Committee.

          For purposes of the Plan, the "Fair Market Value" of a share of the Company's Common Stock as of a given date shall be:
(i) the closing price of a share of the Company's Common Stock on the principal exchange on which shares of the Company's Common Stock are then trading, if any, on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if the Company's Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the Common Stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Common Stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if the Company's Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Common Stock on such date as determined in good faith by the Committee; or
(iv) if the Company's Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith. In addition, with respect to any ISO, the Fair Market Value on any given date shall be determined in a manner consistent with any regulations issued by the Secretary of the Treasury for the purpose of determining fair market value of securities subject to an ISO plan under the Code.

     10.  Ceiling of ISO Grants.

          The aggregate Fair Market Value (determined at the time any ISO is granted) of the Common Stock with respect to which an Optionee's ISOs, together with incentive stock options granted under any other plan of the Company and any parent, are exercisable for the first time by such Optionee during any calendar year shall not exceed $100,000. In the event that an Optionee holds such incentive stock options that become first exercisable (including as a result of acceleration of exercisability under the Plan) in any one year for shares having a Fair Market Value at the date of grant in excess of $100,000, then the most recently granted of such ISOs, to the extent that they are exercisable for shares having an aggregate Fair Market Value in excess of such limit, shall be deemed to be NQOs.

     11.  Duration, Exercisability, and Termination of Options

          11.1 Option Period.

               The option period shall be determined by the Committee with respect to each Option granted. In no event, however, may the option period exceed ten (10) years from the date on which the Option is granted, or five (5) years in the case of a grant of an ISO to an Optionee who is a ten percent (10%) shareholder at the date on which the Option is granted as described in Section 9.

          11.2 Exercisability of Options and Acceleration of
               Exercisability.

               Each Option shall be exercisable in whole or in consecutive installments, cumulative or otherwise, during its term as determined in the discretion of the Committee; provided, however, no Option shall be exercisable before six (6) months after the date of grant of such Option.

               Notwithstanding the foregoing, the Committee at the tinge of grant may provide that the vesting of the right to exercise a given Option or portion thereof may be accelerated during the term of the Option, under one or more of the following circumstances: (i) if the Common Stock of the Company shall be the subject of a tender offer by any person other than the Company which, by its terms, could result in the offerer acquiring more than twenty-five percent (25%) of the then outstanding shares of Common Stock of the Company, or (ii) if the shareholders shall consider, or be asked to consider, merging consolidating the Company with any other person, or transferring all or substantially all of its assets to any other person, or (iii) if more than twenty-five percent (25%) of the Company's then outstanding voting shares shall he purchased by any person other than the Company, such that granted but unexercisable Options may be exercised at any time following the first public announcement of such event; provided, however, that in no event shall an option be exercised prior to six months alter the date of grant or beyond its stated term.

          11.3 Termination of Options due to Termination of Employment, Disability, or Death of Optionee;
               Termination for "Cause", or Resignation in Violation of an Employment Agreement.

               All Options granted under the Plan to any Employee Optionee shall terminate and may no longer be exercised if the Employee Optionee ceases, at any time during the period between the grant of the Option and its exercise, to be an employee of the Company; provided, however, the Committee may alter the termination date of the Option if the Optionee transfers to an affiliate of the Company.

               Notwithstanding the foregoing, (i) if the Employee Optionee's employment with the Company shall have terminated for any reason (other than involuntary dismissal for "cause" or voluntary resignation in violation of any agreement to remain in the employ of the company, including, without limitation, any such agreement pursuant to Section 16), he may, at any time before the expiration of three (3) months after such termination or before expiration of the Option, whichever shall first occur, exercise the Option (to the extent that the Option was exercisable by him on the date of the termination of his employment); (ii) if the Employee Optionee's employment shall have terminated due to disability (as defined in Section 22(e)(3) of the Code and subject to such proof of disability as the Committee may require), such Option may be exercised by the Employee Optionee (or by his guardian(s), or conservator(s), or other legal representative(s)) before the expiration of twelve (12) months after such termination or before expiration of the Option, whichever shall first occur (to the extent that the Option was exercisable by him on the date of the termination of his employment); (iii) in the event of the death of the Employee Optionee, an Option exercisable by him at the date of his death shall be exercisable by his legal representative(s), legatee(s), or heir(s), or by his beneficiary or beneficiaries so designated by him as permitted by Section 15, as the case may be, within twelve (12) months after his death or before the expiration of the Option, whichever shall first occur (to the extent that the Option was exercisable by him on the date of his death); and (iv) if the Employee Optionee's employment is terminated for "cause" or in violation of any agreement to remain in the employ of the Company, including, without limitation, any such agreement pursuant to Section 16, he may, at any time before the expiration of thirty
(30) days after such termination or before the expiration of the Option, whichever shall first occur, exercise the Option (to the extent that the Option was exercisable by him on the date of termination of his employment). For purposes of the Plan, "cause" may include, without limitation, any illegal or improper conduct
(1) which injures or impairs the reputation, goodwill, or business of the Company; (2) which involves the misappropriation of funds of the Company, or the misuse of data, information, or documents acquired in connection with employment by the Company; or (3) which violates any other directive or policy promulgated by the Company. A termination for "cause" may also include any resignation in anticipation of discharge for "cause" or resignation accepted by the Company in lieu of a formal discharge for "Cause."

     12.  Manner of Option Exercise; Rights and Obligations of
          Optionees.

          12.1 Written Notice of Exercise.

               An Optionee may elect to exercise an Option in whole or in part, from time to time, subject to the terms and conditions contained in the Plan and in the agreement evidencing such Option, by giving written notice of exercise to the Company at its principal executive office.

          12.2 Cash Payment for Optioned Shares.

               If an Option is exercised for cash, such notice shall be accompanied by a cashier's or personal check, or money order, made payable to the Company for the full exercise price of the shares purchased.

         12.3  Stock Swap Feature.

               At the time of the Option exercise, and subject to the discretion of the Committee to accept payment in cash only, the Optionee may determine whether the total purchase price of the shares to be purchased shall be paid solely in cash or by transfer from the Optionee to the Company of previously acquired shares of Common Stock, or by a combination thereof. In the event that the Optionee elects to pay the total purchase price ii whole or in part with previously acquired shares of Common Stock, and subject to the discretion of the Committee to accept payment in cash only, the value of such shares shall be equal to their Fair Market Value on the date of exercise, determined by the Committee in the same manner used for determining Fair Market Value at the time of grant for purposes of Section 9.

          12.4 Investment Representation for Non-Registered Shares and Legality of Issuance.

               The receipt of shares of Common Stock upon the exercise of an Option shall be conditioned upon the Optionee (or any other person who exercises the Option on his or her behalf as permitted by Section 11.3) providing to the Committee a written representation that, at the time of such exercise, it is the intent of such person(s) to acquire the shares for investment only and not with a view toward distribution. The certificate for unregistered shares issued for investment shall be restricted by the Company as to transfer unless the Company receives an opinion of counsel satisfactory to the Company to the effect that such restriction is not necessary under then pertaining law. The providing of such representation and such restrictions on transfer shall not, however, be required upon any person's receipt of shares of Common Stock under the Plan in the event that, at the time of grant of the Option relating to such receipt or upon such receipt, whichever is the appropriate measure under applicable federal or state securities laws, the shares subject to the Option shall be (i) covered by an effective and current registration statement under the Securities Act of 1933, as amended, and (ii) either qualified or exempt from qualification under applicable state securities laws. The Company shall, however, under no circumstances be required to sell or issue any shares under the Plan if, in the opinion of the Committee, (i) the issuance of such shares would constitute a violation by the Optionee or the Company of any applicable law or regulation of any governmental authority, or (ii) the consent or approval of any governmental body is necessary or desirable as a condition of, or in connection with, the issuance of such shares.

          12.5 Stockholder Rights of Optionee.

               Upon exercise, the Optionee (or any other person who exercises the Option on his behalf as permitted by Section 11.3) shall be recorded on the books of the Company as the owner of the shares, and the Company shall deliver to such record owner one or more duly issued stock certificates evidencing such ownership. No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by an Option granted pursuant to the Plan until such person shall have become the holder of record of such shares. Except as provided in Section 14, no adjustments shall be made for cash dividends or other distributions or other rights as to which there is a record date preceding the date such person becomes the holder of record of such shares.

          12.6 Holding Period for Tax Purposes.

               The Plan does not provide that an Optionee must hold shares of Common Stock acquired under the plan or any minimum period of time. Optionees are urged to consult with their own tax advisors with respect tat the tax consequences to them of their individual participation in the Plan.

          13.  Successive Grants.

               Successive grants of Options may be made to any Optionee under the Plan.

     14.  Adjustments.

          If the outstanding Common Stock shall be hereafter increased or decreased, or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, reorganization, merger, consolidation, share exchange, or other business combination in which the Company is the surviving parent corporation, stock split-up, combination of shares, or dividend or other distribution payable in capital stock or rights to acquire capital stock, appropriate adjustment shall be made by the Committee in the number and kind of shares for which options may be granted under the Plan. In addition, the Committee shall made appropriate adjustment in the number and kind of shares as to which outstanding and unexercised options shall be exercisable, to the end that the proportionate interest of the holder of the option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in flee exercise price per share.

          In the event of the dissolution or liquidation of the Company, any outstanding and unexercised options shall terminate as of a future date to be fixed by the Committee.

          In the event of a Reorganization (as hereinafter defined), then,

     a. If there is no plan or agreement with respect to the Reorganization ("Reorganization Agreement"), or if the Reorganization Agreement does not specifically provide for the adjustment, change, conversion, or exchange of the outstanding and unexercised options for cash or other property or securities of another corporation, then any outstanding and unexercised options shall terminate as of a future date to be fixed by the Committee; or

     b. If there is a Reorganization Agreement, and the Reorganization Agreement specifically provides for the adjustment, change, conversion, or exchange of the outstanding and unexercised options for cash or other property or securities of another corporation, then the Committee shall adjust the shares under such outstanding and unexercised options, and shall adjust the shares remaining under the Plan which are then available for the issuance of options under the Plan if the Reorganization Agreement makes specific provisions therefor, in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion, or exchange of such options and shares.



          The term "Reorganization" as used in this Section 14 shall mean any reorganization, merger, consolidation, share exchange, or other business combination pursuant to which the Company is not the surviving parent corporation after the effective date of the Reorganization, or any sale or lease of all or substantially all of the assets of the Company. Nothing herein shall require the Company to adopt a Reorganization Agreement, or to make provision for the adjustment, change, conversion, or exchange of any options, or the shares subject hereto, in any Reorganization Agreement which it does adopt.

          The Committee shall provide to each optionee then holding an outstanding and unexercised option not less than thirty (30) calendar days' advanced written notice of any date fixed by the Committee pursuant to this Section 14 and of the terms of any Reorganization Agreement providing for the adjustment, change, conversion, or exchange of outstanding and unexercised options. Except as the Committee may otherwise provide, each Optionee shall have the right during such period to exercise his option only to the extent that the option was exercisable on the date such notice was provided to the Optionee.

          Any adjustment to any outstanding ISO pursuant to this
Section 14, if made by reason of a transaction described in Section 424(a) of the Code, shall be made so as to conform to the requirements of that Section and the regulation thereunder. If any other transaction described in Section 424(a) of the Code affects the Common Stock subject to any unexercised ISO theretofore granted under the Plan (hereinafter for purposes of this Section 14 referred to as the "old option"), the Board of Directors of the Company or of any surviving or acquiring corporation may take such action as it deems appropriate, in conformity with the requirements of that Code Section and the regulations thereunder, to substitute a new option for the old option, in order to make the new option, as nearly, as may be practicable, equivalent to the old option, or to assume the old option.

          No modification, extension, renewal, or other change in any option granted under the Plan may be made, after the grant of such option, without the Optionee's consent, unless the same is permitted by the provisions of the Plan and the option agreement. In the case of an ISO, Optionees are hereby advised that certain changes may disqualify the ISO from being considered as such under
Section 422 of the Code, or constitute a modification, extension, or renewal of the ISO finder Section 424(h) of the Code.

          All adjustments and determinations under this Section 14 shall be made by the Committee in good faith in its sole discretion.

     15.  Non Transferability of Options.

          An Option shall be exercisable only by the Optionee, or in the event of his disability, by his guardian(s), conservator(s), or other legal representative(s), during the Optionee's lifetime. In the event of the death of the Optionee, an Option shall be exercisable by his legal representative(s), legatee(s), or heir(s), as the case may be, or by such person(s) as he may designate as his beneficiary or beneficiaries in a signed statement included as a part of the option agreement.

          No Option shall be transferable by the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

          Any attempt to exercise, transfer or otherwise dispose of an interest in an Option in contravention of the terms and conditions of the Plan, or of the option agreement for the Option, shall immediately void the Option.

     1.6. Continued Employment.

          As determined in the sole discretion of the Committee at the time of grant and if so stated in a writing signed by the Company, each Option may have as a condition the requirement of an Employee Optionee to remain in the employ of the Company, or of its affiliates, and to render to it his or her exclusive service, at such compensation as may be determined from time to time by it, for a period not to exceed the term, of the Option, except for earlier termination of employment by or with the express written consent of the Company or on account of disability or death. The failure of any Employee Optionee to abide by such agreement as to any Option under the Plan may result in the termination of all of his or her then outstanding Options granted pursuant to the Plan.

          Neither the creation of the Plan nor the granting of Option(s) under it shall be deemed to create a right in an Employee Optionee to continued employment with the Company, and each such Employee Optionee shall be and shall remain subject to discharge by the Company as though the Plan had never come into existence. Except as specifically provided by the Committee in any particular case, the loss of existing or potential profit in options granted under this Plan shall not constitute an element of damages in the event of termination of the employment of an employee by contract or otherwise.

     17.  Tax Withholding.

          The exercise of any option granted under the Plan is subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state or local law is necessary or desirable as a condition of, or in connection with, such exercise or a later lapsing of time or restrictions on or disposition of the shares of Common Stock received upon such exercise, then in such event, the exercise of the option shall not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Company. When an optionee is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the exercise of any option, the optionee may, subject to the approval of the Committee, which approval shall not have been disapproved at any time after the election is made, satisfy the obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock having a value equal to the amount required to be withhold. The value of the Common Stock withheld pursuant to the election shall be determined by the Committee, in accordance with the criteria set forth in Section 9, with reference to the date the amount of tax to be withheld is determined ("Tax Determination Date"). The optionee shall pay to the Company in cash any amount required to be withheld that would otherwise result in the withholding of a fractional share. The election by an optionee who is a director or officer of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended ("Section l6 of the 1934 Act"), to be effective, must meet all of the following requirements: (i) the election must be made on or prior to Tax Determination Date; (ii) the election must be irrevocable; (iii) the exercise of an option may only be made six months or more subsequent to the grant of that option (except that this limitation will not apply in the event death or disability of the optionee occurs prior to the expiration of the six-month period); and (iv) the election must be made either (a) six months or more prior to the Tax Determination Date, or
(b) within a ten-day "window period" beginning on the third business day following the release of the Company's annual or quarterly summary statement of sales and earnings and ending on the twelfth business day following the date of such release. Where the Tax Determination Date of a director or officer of the Company within the meaning of Section 16 of the 1934 Act is deferred until six months after exercise and that director or officer elects to have the Company withhold shares pursuant to the terms of this
Section 17, the full amount of option shares shall be issued or transferred to him upon exercise but he will be unconditionally obligated to tender back to the Company on the Tax Determination Date the proper number of shares of Common Stock to satisfy withholding requirements, plus cash for any fractional amount.

     18.  Compliance with Rule 701.

          18.1 Rule 701.

          Until the Company is eligible to register securities issuable under the Plan by means of Form S-8 or a similar successor form, in addition to complying with the provisions of Section 2, the Company also shall comply with the requirements of Rule 701 under the Securities Act of 1933 ("1933 Act") relating to an exemption from registration for employee stock option plans. These requirements include, but are not limited to, the following:

          (a)  Copy of the Plan.

               The Company shall provide each participant with a copy of the Plan.

          (b)  Limitations on Amount.

               The amount of securities offered and sold in reliance on Rule 701 shall not exceed the greater of $500,000 or either of the following amounts:

               (i) The aggregate offering price of securities of the Company subject to outstanding offers in reliance on Rule 701 plus securities of the Company sold in the preceding 12 months in reliance on Rule 701 shall not exceed 15% of the Company's total assets (measured at the end of the last fiscal year).

               (ii) The number of the Company's securities subject to outstanding offers in reliance on Rule 701 plus the Company's securities sold in the preceding 12 months in reliance on Rule 701 shall not exceed 15% of the outstanding securities of that class.

     18.2 General Limitation.

          In no event shall the aggregate offering price of the Company's securities subject to outstanding offers made in reliance on Rule 701 plus the Company's securities sold in the preceding l2 months in reliance on Rule 701 exceed $5,000,000.

     18.3 Restrictive Legend.

          All stock certificates issued by the Company shall contain appropriate legend setting forth restrictions on resale or transfer of the securities.

     19.  Term of Plan.

     19.1 Effective Date.


               Subject to shareholder approval, the Plan shall become effective on January 8, 2008.

          19.2 Termination Date.

               Except as to options previously granted and outstanding under the plan, the Plan shall terminate at midnight on January 1, 2008, and no Option shall be granted after that time. Options then outstanding may continue to be exercised in accordance with their terms. The Plan may be suspended or terminated at any earlier time by the Board within the limitations set forth in
Section 5.

     20. Governing Law.

          The Plan and all rights and obligations under it shall be construed and enforced in accordance with the laws of the State of Nevada.